FORM 8-A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

PRB Gas Transportation, Inc.

(Exact name of registrant as specified in its charter)

Nevada	20-0563497
(State (jurisdiction) of incorporation or organization)	(IRS Employer Identification Number)

1401 17th Street, Suite 650

Denver, Colorado 80202

(303) 308-1330

(303) 308-1590 (Fax)

(Address of principal executive offices)

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. ☐

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. ☐

Securities to be registered pursuant to Section 12(b) of the Act:	Common Stock, $0.001 par value
Name of each exchange on which each class is to be registered:	American Stock Exchange
Securities to be registered pursuant to Section 12(g) of the Act:	None

DESCRIPTION OF SECURITIES

ITEM 1. Description of Registrant's Securities To Be Registered

Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-120129, filed on November 1, 2004 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities," contained therein.

ITEM 2. Exhibits

1.

Specimen Certificate for $0.001 par value common stock of the Registrant

2.

Amended Articles of Incorporation of Registrant, filed as Exhibit 3.1 to the Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-120129, filed on January 28, 2005 and incorporated herein by reference

3.

Amended Bylaws of Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-120129, filed on January 28, 2005 and incorporated herein by reference

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PRB Gas Transportation, Inc.
	By:	/s/ Pauline I. Schneider
Date: April 7, 2005		Pauline I. Schneider Vice President Finance (principal financial and accounting officer)

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